Investor Presentation September 19, 2022 Rob Saltiel President & CEO Kelly Youngblood Executive Vice President & CFO Exhibit 99.1

Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted SG&A, gross profit, gross profit percentage, adjusted gross profit, adjusted gross profit percentage, net debt, tax rate, capital expenditures and cash from operations, free cash flow, free cash flow after dividends, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated August 8, 2022. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives.  The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures: net income (adjusted EBITDA) net income margin (adjusted EBITDA margin) gross profit (adjusted gross profit) gross profit percentage (adjusted gross profit percentage) net income (adjusted net income) diluted earnings per share (adjusted diluted EPS) selling, general and administrative expense (adjusted SG&A) net cash provided by operations (free cash flow and free cash flow after dividends) long-term debt, net (net debt) They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth Rapidly improving top-line and bottom-line financial performance Sustainability principles embedded in organizational values and product offering Leading global distributor of infrastructure products and value-added services provider Diversified portfolio with long-term growth drivers in each of the markets we support

2Q22 Investor Presentation
MRC Global 4

Leading Global Distributor of Infrastructure Products & Value-Added Services Provider

Valued Supply Chain Partner to Customers and Suppliers


North America
AK
Nisku, AB
Bakersfield, CA
Munster, IN
Pittsburgh, PA
Odessa, TX
Houston, TX
Valve Engineering & Modification Center
EMEA
Stavanger, NO
Bradford, UK
Rotterdam, NL
Dubai, UAE
APAC
Singapore
Perth, WA
Brisbane, QLD

Global Footprint

- 13 Regional Distribution Centers
- 26 Valve & Engineering Centers
- 112 Service Centers
- Headquarters
- 15 → Countries
- ~2,600 → Employees

Current as of June 30, 2022

Diversified Revenue by End-Market Sector, Product Line and Geography Valve, Automation, Measurement & Instrumentation Carbon Steel Pipe, Fittings & Flanges Gas Products General Products Stainless Steel & Alloy Pipe, Fittings & Flanges Upstream Production Gas Utilities Downstream, Industrial & Energy Transition TTM 2Q22 REVENUE BY PRODUCT LINE TTM 2Q22 REVENUE BY END-MARKET SECTOR TTM 2Q22 REVENUE BY GEOGRAPHY United States International Canada Distributor with a Stable Customer Base / Leaders in Energy Transition Midstream Pipeline 2Q22 Investor Presentation

Infrastructure Products and Value-Added Supply-Chain Solutions Infrastructure Products: Flow-control equipment (valves and pipe) including low-emission valves that control pollution Measurement and instrumentation Gas meters and polyethylene pipe Value-added Services: Value actuation, modification and ValidTorqueTM Complete engineering documentation (CAD drawings) Testing services (e.g., hydrostatic testing, weld x-rays) Steam system surveys and audits On-site product assistance, training and demonstrations Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits – Minimize quality issues and promote customer loyalty Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization Higher Margin Opportunities and Ability to Leverage Expertise into New Verticals 2Q22 Investor Presentation

Growth Drivers Multi-year growth expectations from: Continual safety projects, integrity projects and distribution system modernization Emissions reduction programs replacing valves New installations with a strong presence in high growth regions of the U.S. 5-year CAGR 9% - Increasing customer budgets averages 5-7% per annum Market penetration by gaining new customers Market expansion with existing customers by capturing spend on additional product offerings and in new geographies Gas Utilities $ millions $1,170 1 1. Gas Utilities 2022E revenue estimate was calculated by annualizing the first half results. Largest Sector with Long-term Growth Prospects – Independent of Commodity Prices 38% of TTM 2Q22 Revenue 2Q22 Investor Presentation

Growth Drivers Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: Petrochemical investments led by secular demand for plastics and other chemicals Market penetration from Downstream Center of Excellence targeting chemical & petrochemical industries Increased turnaround and maintenance activity in chemicals and refining Build-out of liquified natural gas (LNG) facilities in the U.S. and regasification terminals in Europe Downstream, Industrial & Energy Transition (DIET) 11% Industrial & Energy Transition 9% Chemicals 9% Refining 29% of TTM 2Q22 Revenue Multiple Growth Drivers with Exposure to a Diverse Set of Long-Term Opportunities Refinery conversions to biofuel feedstocks Hydroelectric power generation Hydrogen processing Offshore wind power generation Carbon capture and storage Geothermal power generation 2Q22 Investor Presentation

Growth Drivers Need for energy security driving: Increasing demand for LNG exports from the U.S. to Europe Increasing European oil and gas production in the North Sea Market penetration from enhanced product mix tailored to independent and private producers Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities Pipeline infrastructure capacity tightening leading to new pipeline projects Increasing exports of oil and gas to Mexico Traditional Energy Infrastructure - Upstream Production and Midstream Pipeline 33% of TTM 2Q22 Revenue Growth Driven by Tight Global Supply and Energy Security 2Q22 Investor Presentation

($ millions) Rapidly Improving Top-Line and Bottom-Line Performance 5.2% 7.7% Annual Sales Growth Double-Digit Growth - Structurally More Efficient with High Operating Leverage Annual Adjusted EBITDA Growth Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. Reconciling the adjusted EBITDA and EBITDA % margin 2022 targets to annual 2022 outlook regarding the company’s net income is not reasonably possible as the impact from inflation or deflation on indices used to calculate LIFO is not possible to reasonably predict. 2Q22 Investor Presentation 24% 51% 58% Annual Adjusted EBITDA % Margin

Rapidly Improving Top-Line and Bottom-Line Performance Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix Double-Digit Growth - Structurally More Efficient with High Operating Leverage Quarterly Sales Growth 8% 14% Quarterly Adjusted EBITDA Growth 35% Quarterly Adjusted EBITDA % Margin 2Q22 Investor Presentation

2Q22 Investor Presentation
MRC Global 12

Solid Balance Sheet with Flexibility for Future Growth

($ millions)

Debt Profile
(as of June 30, 2022)

Cash & Cash Equivalents	**$ 21**
Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 297
Global ABL Facility due 2026	59
Total Debt	**$ 356**

Leverage Ratio[2]


2.2x
1.7x
~1.0x
2Q 21
2Q 22
4Q 22E

Net Debt[1]	**2Q 22**	**$ 335M**

Liquidity[3]

2Q 22	**$550**
2Q 21	$507

1. Net debt is total debt less cash. See reconciliation in appendix.
2. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA.
3. Cash plus excess availability under the Global ABL facility.

2Q22 Investor Presentation

MRC Global 13

Sustainability Built into Organizational Values and Product Offering

Environmental

- **Pollution control** products support customers' emission reduction targets
- Scope 1 emissions – **reduced 10%** in **2021** over **2020**
- Scope 2 emissions – **44%** of electricity consumption from renewables in **2021**, up from **21%** in **2020**
- All steel PVF from **recycled steel** to varying degrees

ESG Developments

- Published our **5th ESG report** in June 2022
- First SVP-Sustainability, member of management


Sustainability
Supply chain management
Community involvement & human rights
Health, Safety and Employee Engagement
Corporate governance
Environmental performance
Managing the risks of climate change

Diversity & Inclusion

- **33%** of Board of Directors from Diversity Groups
- **75%** of Board leadership positions from Diversity Groups including the Chairman
- Global company leadership roles, director level & above positions - **24%** female
- U.S. manager & above positions - **21%** racially or ethnically diverse

Social Responsibility

- **Strong safety culture**
- Safety performance better than BLS peer group averages
- Appointed Global Director of Safety

Governance

- Adopted UN Sustainability Goals.
- **Executive compensation tied to safety metric**
- Board of Directors' Governance Committee now known as ESG & Enterprise Risk Committee

ESG ACCOLADES

TOP 15% — **S&P's** ESG assessment: Top 15% in the Trading Companies and Distributors sector

Ecovadis Bronze Medal winner

Newsweek named MRC Global one of America's Most Responsible Companies

TOP 20% — **EUISSCA:** Top 20% in the Distribution/Logistics and Shipping industry

Electric Utility Industry Sustainable Supply Chain Alliance

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth Rapidly improving top-line and bottom-line financial performance Sustainability principles embedded in organizational values and product offering Leading global distributor of infrastructure products and value-added services provider Diversified portfolio with long-term growth drivers in each of the markets we support

APPENDIX

Annual Financial Performance ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% (12%) (30%) 4% Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%) 51% 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 SALES ADJUSTED GROSS PROFIT & % MARGIN1 APPENDIX 2Q22 Investor Presentation

Balance Sheet ($ millions) Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. Working capital defined as current assets (excluding cash) – current liabilities. Sales are on trailing twelve months basis. 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x Net Leverage1: December 31, 2021 Cash and Cash Equivalents $ 48 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 297 Global ABL Facility due 2026 - Total Debt $ 297 Preferred stock 355 Common stockholders’ equity 323 Total Capitalization $ 975 Liquidity $ 532 TOTAL DEBT CASH FLOW FROM OPERATIONS CAPITAL STRUCTURE NET WORKING CAPITAL AS % OF SALES2 APPENDIX 2Q22 Investor Presentation

YEAR ENDED DECEMBER 31 ($ millions) 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $2,666 $2,560 $3,662 $4,172 $3,646 $3,041 $4,529 $5,933 $5,231 $5,571 Gross profit $ 417 15.6% $ 431 16.8% $ 653 17.8% $ 689 16.5% $ 582 16.0% $ 468 15.4% $ 786 17.4% $ 1,018 17.2% $ 955 18.3% $ 1,014 18.2% Depreciation and amortization 19 20 21 23 22 22 21 22 22 19 Amortization of intangibles 24 26 42 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve 77 (19) (2) 62 28 (14) (53) 12 (20) (24) Inventory charges and other - 46 5 - 6 45 - - - - Adjusted Gross Profit $ 537 20.1% $ 504 19.7% $ 719 19.6% $ 819 19.6% $ 683 18.7% $ 568 18.7% $ 814 18.0% $ 1,120 18.9% $ 1,009 19.3% $ 1,058 19.0% Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated August 8, 2022. Adjusted Gross Profit Reconciliation APPENDIX 2Q22 Investor Presentation

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 8, 2022. Adjusted EBITDA Reconciliation - Quarters THREE MONTHS ENDED ($ millions) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 848 $ 742 $ 686 $ 685 $ 686 Net income $ 14 1.7% $ 16 2.2% $ (4) (0.6)% $ (11) (1.6)% $ 4 0.6% Income tax expense (benefit) 6 7 1 (2) 1 Interest expense 5 6 5 6 6 Depreciation and amortization 4 5 5 4 5 Amortization of intangibles 6 5 6 6 6 Increase in LIFO reserve 20 6 30 32 11 Equity-based compensation expense 3 3 2 3 2 Foreign currency losses 7 - - 1 1 Facility closures - - 1 - - Severance & restructuring charges - - 1 - - Adjusted EBITDA $ 65 7.7% $ 48 6.5% $ 47 6.9% $ 39 5.7% $ 36 5.2% APPENDIX 2Q22 Investor Presentation

2Q22 Investor Presentation
APPENDIX
MRC Global 20

Adjusted EBITDA Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31									
	2021		2020		2019		2018		2017	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 2,666**		**$2,560**		**$3,662**		**$4,172**		**$3,646**	
Net (loss) income	**$ (14)**	**(0.5)%**	**$ (274)**	**(10.7%)**	**$ 39**	**1.1%**	**$ 74**	**1.8%**	**$ 50**	**1.4%**
Income tax (benefit) expense	-		(9)		27		21		(43)	
Interest expense	23		28		40		38		31	
Depreciation and amortization	19		20		21		23		22	
Amortization of intangibles	24		26		42		45		45	
Increase (decrease) in LIFO reserve	77		(19)		(2)		62		28	
Equity-based compensation expense	12		12		16		14		16	
Foreign currency losses (gains)	2		2		(1)		(1)		(2)	
Employee separation	1		-		-		--			
Inventory-related charges	-		46		5		-		6	
Facility closures	1		17		-		-		-	
Goodwill & intangible asset impairment	-		242		-		-		-	
Severance & restructuring charges	1		14		9		4		14	
Gain on sale of leaseback	-		(5)		-		-		-	
Recovery of supplier bad debt & Supplier bad debt	-		(2)		5		-		-	
(Gain) loss on early extinguishment of debt	-		(1)		-		-		-	
Write off of debt issuance costs	-		-		-		1		8	
Litigation matter	-		-		-		-		3	
Change in fair value of derivative instruments	-		-		-		(1)		1	
Adjusted EBITDA	**$ 146**	**5.5%**	**$ 97**	**3.8%**	**$ 201**	**5.5%**	**$ 280**	**6.7%**	**$ 179**	**4.9%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 8, 2022.

2Q22 Investor Presentation
APPENDIX
MRC Global 21

Adjusted EBITDA Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2016		2015		2014		2013		2012	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$3,041**		**$4,529**		**$5,933**		**$5,231**		**$5,571**	
Net (loss) income	**$ (83)**	**(2.7%)**	**$ (331)**	**(7.3%)**	**$ 144**	**2.4%**	**$ 152**	**2.9%**	**$ 118**	**2.1%**
Income tax (benefit) expense	(8)		(11)		82		85		64	
Interest expense	35		48		62		61		113	
Depreciation and amortization	22		21		22		22		19	
Amortization of intangibles	47		60		68		52		49	
(Decrease) increase in LIFO reserve	(14)		(53)		12		(20)		(24)	
Equity-based compensation expense	12		10		9		15		8	
Foreign currency losses (gains)	4		3		3		13		(1)	
Goodwill & intangible asset impairment	-		462		-		-		-	
Inventory-related charges	40		-		-		-		-	
Severance & restructuring charges	20		14		8		1		-	
Loss on early extinguishment of debt	-		-		-		-		114	
Write off of debt issuance costs	1		3		-		-		-	
Litigation matter	-		3		-		-		-	
Change in fair value of derivative instruments	(1)		1		1		(5)		(2)	
Loss on disposition of non-core product line	-		5		10		-		-	
Insurance charge	-		-		-		2		-	
Cancellation of executive employment agreement (cash portion)	-		-		3		-		-	
Expenses associated with refinancing	-		-		-		5		2	
Pension settlement	-		-		-		-		4	
Other expense (income)	-		-		-		3		(1)	
Adjusted EBITDA	**$ 75**	**2.5%**	**$ 235**	**5.2%**	**$ 424**	**7.1%**	**$ 386**	**7.4%**	**$ 463**	**8.3%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 8, 2022.

2Q22 Investor Presentation
APPENDIX
MRC Global 22

Adjusted Net Income (Loss) Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31 2021		2020		2019		2018		2017	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (38)**	**$ (0.46)**	**$ (298)**	**$ (3.63)**	**$ 15**	**$ 0.18**	**$ 50**	**$ 0.54**	**$ 26**	**$ 0.27**
Goodwill and intangible asset impairment, net of tax	-	-	234	2.85	-	-	-	-	-	-
Inventory-related charges, net of tax	-	-	38	0.46	5	0.06	-	-	6	0.06
Severance and restructuring, net of tax	1	0.01	12	0.15	7	0.08	3	0.03	14	0.15
Recovery of supplier bad debt and supplier bad debt, net of tax	-	-	(2)	(0.02)	5	0.06	-	-	-	-
Increase (decrease) in LIFO reserve, net of tax	58	0.71	(15)	(0.18)	(2)	(0.02)	48	0.52	18	0.19
Facility closures, net of tax	1	0.01	15	0.18	-	-	-	-	-	-
Gain on sale leaseback	-	-	(4)	(0.05)	-	-	-	-	-	-
Litigation matter, net of tax	-	-	-	-	-	-	-	-	2	0.02
Write-off of debt issuance costs, net of tax	-	-	-	-	-	-	1	0.01	5	0.05
Income tax adjustment	-	-	-	-	-	-	-	-	(50)	(0.52)
Adjusted net income (loss) attributable to common stockholders	**$ 22**	**$ 0.27**	**$ (20)**	**$ (0.24)**	**$ 30**	**$ 0.36**	**$ 102**	**$ 1.10**	**$ 21**	**$ 0.22**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated August 8, 2022.

2Q22 Investor Presentation
APPENDIX
MRC Global 23

Adjusted Net Income (Loss) Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31 2016		2015		2014		2013		2012	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (107)**	**$ (1.10)**	**$ (344)**	**$ (3.38)**	**$ 144**	**$ 1.40**	**$ 152**	**$ 1.48**	**$ 118**	**$ 1.22**
Goodwill and intangible asset impairment, net of tax	-	-	402	3.94	-	-	-	-	-	-
Inventory-related charges, net of tax	33	0.34	-	-	-	-	-	-	-	-
Severance and restructuring, net of tax	17	0.17	11	0.11	6	0.06	-	-	-	-
(Decrease) increase in LIFO reserve, net of tax	(9)	(0.09)	(33)	(0.32)	8	0.08	(13)	(0.13)	(15)	(0.15)
Loss on early extinguishment of debt, net of tax	-	-	-	-	-	-	-	-	74	0.76
Litigation matter, net of tax	-	-	2	0.02	-	-	-	-	-	-
Write-off of debt issuance costs, net of tax	1	0.01	2	0.02	-	-	-	-	1	0.01
Executive separation expense, net of tax	-	-	-	-	-	-	1	0.01	-	-
Loss on disposition of non-core product lines, net of tax	-	-	3	0.03	8	0.08	-	-	-	-
Insurance charge, net of tax	-	-	-	-	-	-	1	0.01	-	-
Expenses associated with refinancing, net of tax	-	-	-	-	-	-	3	0.03	-	-
Equity-based compensation acceleration, net of tax	-	-	-	-	-	-	3	0.03	-	-
Income tax adjustment	-	-	-	-	-	-	3	0.03	-	-
Cancellation of executive employment agreement, net of tax	-	-	-	-	3	0.03	-	-	-	-
Pension settlement, net of tax	-	-	-	-	-	-	-	-	3	0.03
Adjusted net (loss) income attributable to common stockholders	**$ (65)**	**$ (0.67)**	**$ 43**	**$ 0.42**	**$ 169**	**$ 1.65**	**$ 150**	**$ 1.46**	**$ 181**	**$ 1.87**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated August 8, 2022.

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated August 8, 2022. Net Debt & Leverage Ratio Calculation ($ millions) June 30, 2022 June 30, 2021 Long-term debt, net $ 353 $ 296 Plus: current portion of long-term debt 3 1 Long-term debt $ 356 297 Less: cash 21 63 Net debt $ 335 $ 234 Net debt $ 335 $ 234 Trailing twelve months adjusted EBITDA 199 106 Leverage ratio 1.7 2.2 APPENDIX 2Q22 Investor Presentation